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                                                       EXHIBIT 10.17




                             MUTUAL GENERAL RELEASE

         MUTUAL GENERAL RELEASE, dated as of November 13, 1998, by and among Hugh Brian Haney ("Haney"), Great American Fun Corp. ("GAF") and Great American Fun (HK) Ltd. ("GAF-HK"), on the one hand, and Bryan J. Zwan ("Zwan"), Digital Lightwave, Inc. ("Digital") and Logical Magic, Inc. ("LMI") on the other.

         The parties hereto have agreed as follows:

         1. Haney, GAF and GAF-HK hereby release and discharge Zwan, Digital, LMI and, as applicable, each of their past and present directors, officers, shareholders, partners, employees, attorneys and agents, both in their respective capacities as such and personally, and the heirs, executors, administrators, successors and assigns of each of them, from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty, equity, arbitration or otherwise, including, specifically and without limitation, any claim for fraud or misrepresentation (including any claim for fraud or misrepresentation with respect to their

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                                                                               2


grant of this release), whether known or unknown, accrued or not accrued, foreseen or unforeseen, matured or not matured, that Haney, GAF and/or GAF-HK ever had, now have or hereafter can, shall or may have, as of the date of this Mutual General Release; provided, however, that this Mutual General Release does not release or discharge any rights of Haney or obligations of Zwan and/or Digital provided for in the Settlement Agreement between them dated as of November 13, 1998.

         2. Zwan, Digital and LMI hereby release and discharge Haney, GAF, GAF-HK and, as applicable, each of their past and present directors, officers, shareholders, partners, employees, attorneys and agents, both in their respective capacities as such and personally, and the heirs, executors, administrators, successors and assigns of each of them, from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, in law, admiralty, equity, arbitration or otherwise, including, specifically and without limitation, any claim for fraud or misrepresentation (including any claim for fraud or misrepresentation with respect to their grant of this release), whether known or unknown, accrued or

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not accrued, foreseen or unforeseen, matured or not matured, that Zwan, Digital and/or LMI ever had, now have or hereafter can, shall or may have, as of the date of this Mutual General Release; provided, however, that this Mutual General Release does not release or discharge any rights of Zwan and/or Digital or obligations of Haney provided for in the Settlement Agreement between them dated as of November 13, 1998.

         3. Each party represents and warrants that the signatory hereto has full authority to enter into this Mutual General Release on behalf of that party and the authority and capacity to bind that party thereto.


         4. In witness of this Mutual General Release, the parties, after having been duly authorized, have executed this Mutual General Release as of the date specified above.

                                             /s/ Hugh Brian Haney
                                             ----------------------------
                                             HUGH BRIAN HANEY


         Sworn to before me and subscribed in my presence on November 13, 1998.


                                             /s/ Mark R. Abel
                                             -----------------------------
                                             Notary Public
                                             Attorney-at-Law
                                             Lifetime Commission


                                             GREAT AMERICAN FUN CORP.

                                             By /s/ Hugh Brian Hanley
                                                --------------------------
                                             Its    COB
                                                --------------------------

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                                                                               4


         Sworn to before me and subscribed in my presence on November 13, 1998.


                                             /s/ Mark R. Abel
                                             -----------------------------
                                             Notary Public
                                             Attorney-at-Law
                                             Lifetime Commission


                                             GREAT AMERICAN FUN (HK) Ltd.

                                             By /s/ Hugh Brian Hanley
                                                ---------------------------
                                             Its    COB
                                                ---------------------------


         Sworn to before me and subscribed in my presence on November 13, 1998.


                                             /s/ Mark R. Abel
                                             ------------------------------
                                             Notary Public

                                             /s/ Bryan J. Zwan
                                             ------------------------------
                                             BRYAN J. ZWAN


         Sworn to before me and subscribed in my presence on November 13, 1998.


                                             /s/ Mark R. Abel
                                             -------------------------------
                                             Notary Public


                                             DIGITAL LIGHTWAVE, Inc.

                                             By /s/ Mark R. Abel
                                               -----------------------------
                                             Its Chief Executive Officer
                                                ----------------------------


         Sworn to before me and subscribed in my presence on November 13, 1998.

                                             /s/ Mark R. Abel
                                             -------------------------------
                                             Notary Public


                                             LOGICAL MAGIC, Inc.

                                             By /s/ Bryan J. Zwan
                                               -----------------------------
                                             Its President
                                                ----------------------------






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         Sworn to before me and subscribed in my presence on November 13, 1998.



                                             /s/ Mark R. Abel
                                             -----------------------------
                                             Notary Public
                                             Attorney-at-Law
                                             Lifetime Commission